Exhibit 10.1
MAGNOLIA SOLAR CORPORATION.
54 Cummings Park
Suite 316
Woburn, MA 01801

December 31, 2013

Re:           Magnolia Solar Corporation

Ladies and Gentlemen:

Reference is made to that certain (i) Second Amended and Restated Original Issue Discount Senior Secured Convertible Note of Magnolia Solar Corporation (the “Company”) dated December 21, 2012 in the aggregate principal amount set forth in the signature line below held by the undersigned (the “Second Amended Note”), and (ii) Second Amended and Restated Warrant dated December 21, 2012 as evidenced by the warrant number referenced in the signature line below (the “Second Amended Warrant”). Reference is further made to those other notes and/or warrants (the “Other Notes” and “Other Warrants”, respectively), originally issued, directly or indirectly, in connection with that certain offering of 26.6 units of the Company that closed on December 31, 2009 and which resulted, either directly or indirectly, in the issuance of the Second Amended Note and Second Amended Warrant.

1. Effective as of the date hereof, the holder of the Second Amended Note and Second Amended Warrant (the “Holder”) and the Company hereby agree as follows: (i) the Maturity Date of the Second Amended Note, as such term is defined therein, is extended to December 31, 2014, (ii) the Warrant Price of the Second Amended Warrant, as such term is defined therein, is reduced to $0.10 per share, and (iii) except as set forth herein, all other terms and conditions of the Second Amended Note and Second Amended Warrant shall remain unamended and in full force and effect.

2. The Holder hereby waives any adjustment under Section 5 of the Second Amended Note and Second Amended Warrant that (i) may arise under the provisions of Section 1 herein, (ii) may arise as a result of the extension of the term of any Other Note, (iii) as a result of the reduction of the Warrant Price of any Other Warrant, and/or (B) may have occurred at any time after the issuance of the Second Amended Note and Second Amended Warrant through to and including the date hereof.

Upon the mutual execution of this agreement, please affix this agreement to the Second Amended Note and Second Amended Warrant held by the undersigned.

Very truly yours, MAGNOLIA SOLAR CORPORATION

/s/ Ashok K. Sood	12/31/2013
By: Dr. Ashok K. Sood
Title: President and Chief Executive Officer

Agreed and Accepted
as of the date hereof:

/s/ Sean Lyons
By: Mr. Sean Lyons
Title: Managing Member, Debt Opportunity Fund, LLLP

Principal Amount of Note: _$400,000___

Warrant No: __MSC-003A________